Exhibit 10.2

PROMISSORY NOTE

LOAN TERMS TABLE

Lender:	KeyBank National Association, a national banking association, its successors and assigns

Loan No.: 10062371

Lender’s Address: 11501 Outlook, Suite 300, Overland Park, Kansas 66211

Lender’s Facsimile No.: 877-379-1625

Borrower: SSTI 281 RICHWOOD RD, LLC, a Delaware limited liability company (“281 Richwood”); SSTI 2526 RITCHIE ST, LLC, a Delaware limited liability company (“2526 Ritchie”); SSTI 5970 CENTENNIAL CIR, LLC, a Delaware limited liability company (“5970 Centennial”); SSTI 815 LASALLE AVE, LLC, a Delaware limited liability company (“815 LaSalle”); SSTI 8900 MURRAY AVE, LLC, a Delaware limited liability company (“8900 Murray”); SSTI 2025 N RANCHO DR, LLC, a Delaware limited liability company (“2025 N. Rancho”); SSTI 3200 ROUTE 37 E, LLC, a Delaware limited liability company (“3200 Route 37 E”); SSTI 12714 S LA CIENEGA BLVD, LLC, a Delaware limited liability company (“12714 S. La Cienega”); and SSTI 3155 W ANN RD, LLC, a Delaware limited liability company (“3155 W. Ann”) (281 Richwood, 2526 Ritchie, 5970 Centennial, 815 LaSalle, 8900 Murray, 2025 N. Rancho, 3200 Route 37 E, 12714 S. La Cienega and 3155 W. Ann are hereinafter referred to individually, collectively, jointly and severally, as the “Borrower”)

Borrower’s Address c/o Strategic Storage Trust, Inc., 111 Corporate Drive, Suite 120, Ladera Ranch, CA 92694, Attention: H. Michael Schwartz

Borrower’s Facsimile No.: (949) 429-6606

Property: Real property located at (i) 281 Richwood Road, Walton, Kentucky 41094, in Boone County, Kentucky and certain personal property; (ii) 2526 Ritchie Street, Crescent Springs, Kentucky 41017, in Kenton County, Kentucky and certain personal property; (iii) 5970 Centennial Circle, Florence, Kentucky 41042, in Boone County, Kentucky and certain personal property; (iv) 815 LaSalle Ave., Hampton, Virginia 23661, in Hampton County, Virginia and certain personal property; (v) 8900 Murray Ave., Gilroy, California 95020, in Santa Clara County, California and certain personal property; (vi) 2025 N. Rancho Drive, Las Vegas, Nevada 89106, in Clark County, Nevada and certain personal property; (vii) 3200 Route 37 East, Toms River, New Jersey 08753, in Ocean County, New Jersey and certain personal property; (viii) 12714 S. La Cienega Blvd., Hawthorne, California 90250, in Los Angeles County, California and certain personal property; (ix) 3155 W. Ann Road, Las Vegas, Nevada 89031, in Clark County, Nevada and certain personal property

Closing Date: October 10, 2012

Original Principal Amount: $31,000,000.00

Maturity Date: November 1, 2022

Interest Rate: 4.65 percent (4.65%)

Initial Interest Payment Per Diem: $4,004.17

Interest Only Monthly Debt Service Payment Amount: See Section 2(b)(i).

Interest Only Payment Date: December 1, 2012 and on the first day of each successive month thereafter through and including November 1, 2013

Amortizing Monthly Debt Service Payment Amount: $159,847.41

Amortizing Payment Date: December 1, 2013 and on the first day of each successive month thereafter

Financial Statement Reporting Deposit: N/A

Permitted Par Prepayment Date: August 2, 2022

1. Loan Amount and Rate. FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender, the Original Principal Amount (or so much thereof as is outstanding from time to time, which is referred to herein as the “Outstanding Principal Balance” or “OPB”), with interest on the unpaid OPB from the date of disbursement of the Loan (as hereinafter defined) evidenced by this Promissory Note (“Note”) at the Interest Rate. Interest on the outstanding principal balance of the Loan shall be calculated by multiplying (a) the actual number of days elapsed in the relevant Accrual Period (hereinafter defined) by (b) a daily rate based on the Interest Rate and a three hundred sixty (360) day year by (c) the outstanding principal balance of the Loan. Borrower acknowledges that the calculation method for interest described herein results in a higher effective interest rate than the numeric Interest Rate and Borrower hereby agrees to this calculation method. The loan evidenced by this Note will sometimes hereinafter be called the “Loan.” The above Loan Terms Table (hereinafter referred to as the “Table”) is a part of the Note and all terms used in this Note that are defined in the Table shall have the meanings set forth therein. “Accrual Period” means the period commencing on and including the first (1st) day of each calendar month during the term of the Loan and ending on and including the final calendar date of such calendar month; however, the initial Accrual Period shall commence on and include the Closing Date and shall end on and include the final calendar date of the calendar month in which the Closing Date occurs. The term “Monthly Debt Service Payment Amount” shall mean, as applicable, the Interest Only Monthly Debt Service Payment Amount or the Amortizing Monthly Debt Service Payment Amount.

2. Principal and Interest Payments. Payments of principal and interest shall be made as follows:

(a) On the date of disbursement of the Loan proceeds, an interest payment calculated by multiplying (i) the Initial Interest Payment Per Diem by (ii) the number of days from (and including) the date of the disbursement of the Loan proceeds through the last day of the calendar month in which the disbursement was made;

(b)  (i) An interest only payment (“Interest Only Monthly Debt Service Payment Amount”) at the Interest Rate on the Outstanding Principal Balance shall be payable in arrears on each Interest Only Payment Date, and (ii) an amount equal to the Amortizing Monthly Debt Service Payment Amount on each Amortizing Payment Date until the Maturity Date, each of such payments to be applied: (A) to the payment of interest computed at the Interest Rate; and (B) the balance applied toward the reduction of the Outstanding Principal Balance; and

(c) If not sooner paid, the Outstanding Principal Balance, all unpaid interest thereon, and all other amounts owed to Lender pursuant to this Note or any other Loan Document (as hereinafter defined) or otherwise in connection with the Loan or the security for the Loan shall be due and payable on the Maturity Date.

An “Interest Only Payment Date” and an “Amortizing Payment Date” are each referred to herein as a “Payment Date”.

3. Security for Note. This Note is secured by a first deed of trust, mortgage, or deed to secure debt (which is herein called the “Security Instrument”) encumbering the Property. This Note, the Security Instrument, that certain Loan Agreement between Borrower and Lender of even date herewith (the “Loan Agreement”) and all other documents and instruments existing now or after the date hereof that evidence, secure or otherwise relate to the Loan, including any assignments of leases and rents, other assignments, security agreements, financing statements, guaranties, indemnity agreements (including environmental indemnity agreements), letters of credit, or escrow/holdback or similar agreements or arrangements, together with all amendments, modifications, substitutions or replacements thereof, are sometimes herein collectively referred to as the “Loan Documents” or individually as a “Loan Document.” All amounts that are now or in the future become due and payable under this Note, the Security Instrument, or any other Loan Document, including any prepayment consideration and all applicable expenses, costs, charges, and fees, will be referred to herein as the “Debt.” The remedies of Lender as provided in this Note, any other Loan Document, or under applicable law shall be cumulative and concurrent, may be pursued singularly, successively, or together at the discretion of Lender, and may be exercised as often as the occurrence of an occasion for which Lender is entitled to a remedy under the Loan Documents or applicable law. The failure to exercise any right or remedy shall not be construed as a waiver or release of the right or remedy respecting the same or any subsequent default.

4. [Intentionally Omitted].

5. Payments. All amounts payable hereunder shall be payable in lawful money of the United States of America to Lender at Lender’s Address or such other place as the holder hereof may designate in writing, which may include at Lender’s option a requirement that payment be made by wire transfer of immediately available funds in accordance with wire transfer instructions provided by Lender. Each payment made hereunder shall be made in immediately available funds and must state the Borrower’s Loan Number. If any payment of principal or interest on this Note is due on a day other than a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day. Any payment on this Note received after 2:00 o’clock p.m. local time at the place then designated as the place for receipt of payments hereunder shall be deemed to have been made on the next succeeding Business Day. All amounts due under this Note shall be payable without set off, counterclaim, or any other deduction whatsoever. All payments from Borrower to Lender following the occurrence of an Event of Default shall be applied in such order and manner as Lender elects in reduction of costs, expenses, charges, disbursements and fees payable by Borrower hereunder or under any other Loan Document, in reduction of interest due on the Outstanding Principal Balance, or in reduction of the Outstanding Principal Balance. Lender may, without notice to Borrower or any other person, accept one or more partial payments of any sums due or past due hereunder from time to time while an Event of Default exists hereunder, after Lender accelerates the indebtedness evidenced hereby, and/or after Lender commences enforcement of its remedies under any Loan Document or applicable law, without thereby waiving any Event of Default, rescinding any acceleration, or waiving, delaying, or forbearing in the pursuit of any remedies under the Loan Documents. Lender may endorse and deposit any check or other instrument tendered in connection with such a partial payment without thereby giving effect to or being bound by any language purporting to make acceptance of such instrument an accord and satisfaction of the indebtedness evidenced hereby. As used herein, the term “Business Day” shall mean a day upon which commercial banks are not authorized or required by law to close in the city designated from time to time as the place for receipt of payments hereunder.

6. Late Charge. If any sum payable under this Note or any other Loan Document is not received by Lender by close of business on the date on which it was due (excluding the principal amount of the Loan due on the Maturity Date or on any accelerated principal amount of the Loan in the event of acceleration of the Loan; provided that the foregoing shall not limit Lender’s right to any applicable Yield Maintenance Premium), Borrower shall pay to Lender an amount (the “Late Charge”) equal to the lesser of (a) five percent (5%) of the full amount of such sum or (b) the maximum amount permitted by applicable law in order to help defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such Late Charge shall be secured by the Security Instrument and other Loan Documents. The collection of any Late Charge shall be in addition to, and shall not constitute a waiver of or limitation of, a default or Event of Default hereunder or a waiver of or limitation of any other rights or remedies that Lender may be entitled to under any Loan Document or applicable law.

7. Default Rate. Upon the occurrence of an Event of Default (including the failure of Borrower to make full payment on the Maturity Date), Lender shall be entitled to receive and Borrower shall pay interest on the Outstanding Principal Balance at the rate of five percent (5%) per annum above the Interest Rate (“Default Rate”) but in no event greater than the maximum rate permitted by applicable law. Interest shall accrue and be payable at the Default Rate from the occurrence of an Event of Default until all Events of Default have been cured, as determined by Lender in its reasonable discretion, or waived in writing by Lender in its discretion. Such accrued interest shall be added to the Outstanding Principal Balance, and interest shall accrue thereon at the Default Rate until fully paid. Such accrued interest shall be secured by the Security Instrument and other Loan Documents. Borrower agrees that Lender’s right to collect interest at the Default Rate is given for the purpose of compensating Lender at reasonable amounts for Lender’s added costs and expenses that occur as a result of Borrower’s default and that are difficult to predict in amount, such as increased general overhead, concentration of management resources on problem loans, and increased cost of funds. Lender and Borrower agree that Lender’s collection of interest at the Default Rate is not a fine or penalty, but is intended to be and shall be deemed to be reasonable compensation to Lender for increased costs and expenses that Lender will incur if there occurs an Event of Default hereunder. Collection of interest at the Default Rate shall not be construed as an agreement or privilege to extend the Maturity Date or to limit or impair any rights and remedies of Lender under any Loan Documents. If judgment is entered on this Note, interest shall continue to accrue post-judgment at the greater of (a) the Default Rate or (b) the applicable statutory judgment rate.

8. Origination, Administration, Enforcement, and Defense Expenses. Borrower shall pay Lender, on demand, all Administration and Enforcement Expenses (as hereinafter defined) now or hereafter incurred by Lender, together with interest thereon at the Default Rate, from the date paid or incurred by Lender until such fees and expenses are paid by Borrower, whether or not an Event of Default or Default then exists. Provided no Event of Default has occurred, fees and expenses related solely to origination and administration of the Loan shall be limited as follows: (i) if Lender is acting upon a request of Borrower or in response to a notice relating to the Property, Borrower, any guarantor or indemnitor or as a result of failure of any party to perform its obligations under the Loan Documents, such fees and expenses shall be limited to reasonable and customary fees and expenses; (ii) otherwise, such fees and expenses shall be limited to reasonable, out of pocket fees and expenses. Notwithstanding the foregoing, charges of rating agencies, governmental entities or other third parties that are outside of the control of Lender shall not be subject to the reasonableness standard. For the purpose of this Note, “Administration and Enforcement Expenses” shall mean all fees and expenses incurred at any time or from time to time by Lender, including legal (whether for the purpose of advice, negotiation, documentation, defense, enforcement or otherwise), accounting, financial advisory, auditing, rating agency, appraisal, valuation, title or title insurance, engineering, environmental, collection agency, or other expert or consulting or similar services, in connection with: (a) the origination of the Loan, including the negotiation and preparation of the Loan Documents and any amendments or modifications of the Loan or the Loan Documents, whether or not consummated; (b) the administration, servicing or enforcement of the Loan or the Loan Documents, including any request for interpretation or modification of the Loan Documents or any matter related to the Loan or the servicing thereof (which shall include the consideration of any requests for consents, waivers, modifications, approvals, lease reviews or similar matters and any proposed transfer of the Property or any interest therein), (c) any litigation, contest, dispute, suit, arbitration, mediation, proceeding or action (whether instituted by or against Lender, including actions brought by or on behalf of Borrower or Borrower’s bankruptcy estate or any indemnitor or guarantor of the Loan or any other person) in any way relating to the Loan or the Loan Documents including in connection with any bankruptcy, reorganization, insolvency, or receivership proceeding; (d) any attempt to enforce any rights of Lender against Borrower or any other person that may be obligated to Lender by virtue of any Loan Document or otherwise whether or not litigation is commenced in pursuance of such rights; and (e) protection, enforcement against, or liquidation of the Property or any other collateral for the Loan, including any attempt to inspect, verify, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Loan, the Property or any other collateral for the Loan. All Administration and Enforcement Expenses shall be additional Debt hereunder secured by the Property, and may be funded, if Lender so elects, by Lender paying the same to the appropriate persons and thus making an advance on Borrower’s behalf.

9. Prepayment.

(a) Voluntary Prepayments.

(i) Except as otherwise expressly provided in this Section 9, Borrower shall not have the right to prepay the Loan in whole or in part prior to the Maturity Date.

(ii) Provided no Event of Default has occurred and is continuing, on the Permitted Par Prepayment Date, and on any Business Day thereafter through the Maturity Date, Borrower may, at its option, prepay the Debt in full (but not in part) without payment of any yield maintenance or other premium; provided, however, if for any reason such prepayment is not paid on a regularly scheduled Payment Date, the Debt shall include interest for the full Accrual Period during which the prepayment occurs. Borrower’s right to prepay the principal balance of the Loan in full pursuant to this subsection shall be subject to (I) Borrower’s submission of a notice to Lender setting forth the projected date of prepayment, which date shall be no less than thirty (30) days from the date of such notice, and (II) Borrower’s actual payment to Lender of the full amount of the Debt, including interest for the full Accrual Period during which the prepayment occurs.

(b) Mandatory Prepayments. On the next occurring Payment Date following the date on which Lender actually receives any Net Proceeds (as defined in the Loan Agreement), if Lender is not obligated to make such Net Proceeds available to Borrower for the Restoration (as defined in the Loan Agreement) of the Property or any part thereof or otherwise remit such Net Proceeds to Borrower pursuant to Section 6.4 of the Loan Agreement, Borrower authorizes Lender, at Lender’s option, to apply Net Proceeds as a prepayment of all or a portion of the outstanding principal balance of the Loan together with accrued interest on the portion of the principal balance of the Loan prepaid and any other sums due hereunder in an amount equal to one hundred percent (100%) of such Net Proceeds; provided, however, if an Event of Default has occurred and is continuing, Lender may apply such Net Proceeds to the Debt (until paid in full) in any order or priority in its discretion. Other than following an Event of Default, no yield maintenance premium or other premium shall be due in connection with any prepayment made pursuant to this Section 9(b).

(c) Prepayments After Default. If payment of all or any part of the Debt is tendered by Borrower or otherwise recovered by Lender following an Event of Default under any circumstances including a prepayment in connection with (A) reinstatement of the Security Instrument provided by statute under foreclosure proceedings or exercise of power of sale, (B) any statutory right of redemption exercised by Borrower or any other party having a statutory right to redeem or prevent foreclosure or power of sale, (C) any sale in foreclosure or under exercise of a power of sale or otherwise (including pursuant to a credit bid made by Lender in connection with such sale), (D) any other collection action by Lender, or (E) exercise by any governmental authority of any civil or criminal forfeiture action with respect to any of the collateral for the Loan, such tender or recovery shall be (I) made on the next occurring Payment Date together with the Monthly Debt Service Payment Amount and (II) deemed a voluntary prepayment by Borrower in violation of the prohibition against prepayment set forth in Section 9(a)(i) hereof, and Borrower shall pay, in addition to the Debt, an amount equal to the Yield Maintenance Premium (hereinafter defined) which can be applied by Lender in such order and priority as Lender shall determine in its discretion. The Yield Maintenance Premium shall also become immediately due and owing in the event of any acceleration of the Loan. The Yield Maintenance Premium shall be secured by all security and collateral for the Loan and shall, after it becomes due and payable, be treated as if it were added to the Debt for all purposes including accrual of interest, judgment on the Note, foreclosure (whether through power of sale, judicial proceeding, or otherwise) (“Foreclosure Sale”), redemption, and bankruptcy (including pursuant to Section 506 of the United States Bankruptcy Code or any successor provision); without limiting the generality of the foregoing, it is understood and agreed that the Yield Maintenance Premium may be added to Lender’s bid at any Foreclosure Sale. If a Yield Maintenance Premium is due hereunder, Lender shall deliver to Borrower a statement setting forth the amount and determination of the Yield Maintenance Premium, and, provided that Lender shall have in good faith applied the formula described in the definition of “Yield Maintenance Premium,” Borrower shall not have the right to challenge the calculation or the method of calculation set forth in any such statement in the absence of error, which calculation may be made by Lender on any day during the thirty (30) day period preceding the date of such prepayment. Exchange of the Note for a different instrument or modification of the terms of the Note, including classification and treatment of Lender’s claim (other than non-impairment under Section 1124 of the United States Bankruptcy Code or any successor provision) pursuant to a plan of reorganization in bankruptcy shall also be deemed to be a prepayment following an Event of Default hereunder.

(d) Prepayment Prior to Permitted Defeasance Date. If the Permitted Release Date (hereinafter defined) has occurred but the Permitted Defeasance Date (hereinafter defined) has not occurred, and provided no Event of Default exists, the Debt may be prepaid in whole (but not in part) prior to the Permitted Defeasance Date upon not less than thirty (30) days and not more than ninety (90) days prior written notice to Lender specifying the projected date of prepayment and upon payment of an amount equal to the Yield Maintenance Premium. The “Yield Maintenance Premium” shall be an amount equal to the greater of (A) one percent (1%) of the Outstanding Principal Balance to be prepaid or satisfied, or accelerated and then due and owing, and (B) the excess, if any, of (I) the sum of the present values of all then-scheduled payments of principal and interest under the Note assuming that all scheduled payments are made timely and that the remaining outstanding principal and interest on the Loan is paid on the Permitted Par Prepayment Date (with each such payment and assumed payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the date which is five (5) Business Days prior to the date that such prepayment shall be applied in accordance with the terms and provisions of Section 9(a) hereof or, in the case of an acceleration of the Loan, the date of such acceleration (the “Prepayment Rate Determination Date”) has a remaining term to maturity closest to, but not exceeding, the remaining term to the Permitted Par Prepayment Date as most recently published in “Statistical Release H.15 (519), Selected Interest Rates,” or any successor publication, published by the Board of Governors of the Federal Reserve System, or on the basis of such other publication or statistical guide as Lender may reasonably select (the “Prepayment Rate”) when compounded semi-annually and deducting from the sum of such present values any short-term interest paid from the date of prepayment to the next succeeding Payment Date in the event such payment is not made on a Payment Date), over (II) the principal amount being prepaid or the entire Outstanding Principal Balance in the case of an acceleration of the Loan. Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration. If any notice of prepayment is given, the Debt shall be due and payable on the projected date of prepayment. Lender shall not be obligated to accept any prepayment of the Debt unless it is accompanied by the prepayment consideration due in connection therewith. If for any reason Borrower prepays the Loan on a date other than a Payment Date, Borrower shall pay Lender, in addition to the Debt, interest for the full Accrual Period during which the prepayment occurs. “Permitted Release Date” shall mean the third (3rd) anniversary of the first Payment Date. “Permitted Defeasance Date” means the date that is two (2) years from the “startup day” within the meaning of Section 860G(a)(9) of the Code for the REMIC Trust which holds the portion of the Note last to be securitized.

(e) General.

(i) Borrower acknowledges that: (A) Lender has made the Loan to Borrower in reliance on, and the Loan has been originated for the purpose of selling the Loan in the secondary market to investors who will purchase the Loan or direct or indirect interests therein in reliance on, the actual receipt over time of the stream of payments of principal and interest agreed to by Borrower herein; and (B) Lender or any subsequent investor in the Loan will incur substantial additional costs and expenses in the event of a prepayment of the Loan; and (C) the Yield Maintenance Premium is reasonable and is a bargained for consideration and not a penalty and the terms of the Loan are in various respects more favorable to Borrower than they would have been absent Borrower’s agreement to pay the Yield Maintenance Premium as provided herein. Borrower agrees that Lender shall not, as a condition to receiving the Yield Maintenance Premium, be obligated to actually reinvest the amount prepaid in any treasury obligation or in any other manner whatsoever. Nothing contained herein shall be deemed to be a waiver by Lender of any right it may have to require specific performance of any obligation of Borrower hereunder.

(ii) [Intentionally Deleted].

10. Maximum Rate Permitted by Law. All agreements in this Note and all other Loan Documents are expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount agreed to be paid hereunder for the use, forbearance, or detention of money exceed the highest lawful rate permitted under applicable usury laws. If, from any circumstance whatsoever, fulfillment of any provision of this Note or any other Loan Document at the time performance of such provision shall be due shall involve exceeding any usury limit prescribed by law that a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligations to be fulfilled shall be reduced to allow compliance with such limit, and if, from any circumstance whatsoever, Lender shall ever receive as interest an amount that would exceed the highest lawful rate, the receipt of such excess shall be deemed a mistake and shall be canceled automatically or, if theretofore paid, such excess shall be credited against the principal amount of the indebtedness evidenced hereby to which the same may lawfully be credited, and any portion of such excess not capable of being so credited shall be refunded immediately to Borrower.

11. Events of Default; Acceleration of Amount Due. Lender may in its discretion, without notice to Borrower, declare the entire Debt, including the Outstanding Principal Balance, all accrued interest, all costs, expenses, charges and fees payable under any Loan Document, and prepayment consideration immediately due and payable, and Lender shall have all remedies available to it at law or equity for collection of the amounts due, if any of the following, after any applicable cure period (the “Events of Default”), occurs:

(a) Borrower fails to make full and punctual payment of any Monthly Debt Service Payment Amount or any other amount payable on a monthly basis under this Note, the Security Instrument or any other Loan Document within five (5) days of the date on which such payment was due; or

(b) Borrower fails to make full payment of any portion of the Debt (other than any payment described in subclause (a) above) when due, whether on the Maturity Date, upon acceleration or prepayment, or otherwise; or

(b) an “Event of Default” (as defined in the Loan Agreement or in any other Loan Document) occurs under the Loan Agreement or any other Loan Document that has continued beyond any applicable cure period therefor.

12. Time of Essence. Time is of the essence with regard to each provision contained in this Note.

13. Transfer and Assignment. This Note may be freely transferred and assigned by Lender. Borrower’s right to transfer its rights and obligations with respect to the Debt, and to be released from liability under this Note, shall be governed by the Loan Agreement.

14. Authority of Persons Executing Note. Borrower warrants and represents that the persons or officers who are executing this Note and the other Loan Documents on behalf of Borrower have full right, power and authority to do so, and that this Note and the other Loan Documents constitute valid and binding documents, enforceable against Borrower in accordance with their terms, and that no other person, entity, or party is required to sign, approve, or consent to, this Note.

15. Severability. The terms of this Note are severable, and should any provision be declared by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall, at the option of Lender, remain in full force and effect and shall in no way be impaired.

16. Borrower’s Waivers. Borrower and all others liable hereon hereby waive presentation for payment, demand, notice of dishonor, protest, and notice of protest, notice of intent to accelerate, and notice of acceleration, stay of execution and all other suretyship defenses to payment generally. No release of any security held for the payment of this Note, or extension of any time periods for any payments due hereunder, or release of collateral that may be granted by Lender from time to time, and no alteration, amendment or waiver of any provision of this Note or of any of the other Loan Documents, shall modify, waive, extend, change, discharge, terminate or affect the liability of Borrower and any others that may at any time be liable for the payment of this Note or the performance of any covenants contained in any of the Loan Documents.

17. Governing Law. LENDER HAS OFFICES IN THE STATE OF NEW YORK AND THE PROCEEDS OF THE LOAN DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK (“GOVERNING STATE”), WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY,

AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THIS AGREEMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

18. JURISDICTION AND VENUE. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS (“ACTION”) MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH ACTION, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY ACTION. BORROWER DOES HEREBY DESIGNATE AND APPOINT:

CT Corporation System

111 Eighth Avenue

New York, NY 10011

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK,

AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH ACTION IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

19. Notices. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) by telecopier (with answer back acknowledged) and with a second copy to be sent to the intended recipient by an other means permitted under this Section, addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

If to Lender:	KeyBank National Association 11501 Outlook, Suite 300 Overland Park, Kansas 66211 Facsimile No.: 877-379-1625 Attention: Loan Servicing

with a copy to:	Daniel Flanigan, Esq. Polsinelli Shughart PC 700 W. 47th Street, Suite 1000 Kansas City, Missouri 64112 Facsimile No.: (816) 753-1536

If to Borrower:	c/o Strategic Storage Trust, Inc. 111 Corporate Drive, Suite 120 Ladera Ranch, CA 92694 Attention: H. Michael Schwartz Facsimile No.: (949) 429-6606

With a copy to:	Mastrogiovanni Schorsch & Mersky, P.C. 2001 Bryan Street, Suite 1250 Dallas, Texas 75201 Attn: Charles Mersky, Esq. Facsimile: (214) 922-8801

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day; or in the case of telecopy, upon sender’s receipt of a machine-generated confirmation of successful transmission after advice by telephone to recipient that a telecopy notice is forthcoming.

20. Avoidance of Debt Payments. To the extent that any payment to Lender and/or any payment or proceeds of any collateral received by Lender in reduction of the Debt is subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, to Borrower (or Borrower’s successor) as a debtor in possession, or to a receiver, creditor, or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then the portion of the Debt intended to have been satisfied by such payment or proceeds shall remain due and payable hereunder, be evidenced by this Note, and shall continue in full force and effect as if such payment or proceeds had never been received by Lender whether or not this Note has been marked “paid” or otherwise cancelled or satisfied and/or has been delivered to Borrower, and in such event Borrower shall be immediately obligated to return the original Note to Lender and any marking of “paid” or other similar marking shall be of no force and effect.

21. Nonrecourse.

(a) Subject to the qualifications below, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Loan Agreement, the Security Instrument or the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon its interest under this Note, the Loan Agreement, the Security Instrument and the other Loan Documents, or in the Property, the Rents, or any other collateral given to Lender pursuant to the Loan Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower’s interest in the Property (as defined in the Loan Agreement), in the Rents (as defined in the Loan Agreement) and in any other collateral given to Lender, and Lender, by accepting this Note, the Loan Agreement, the Security Instrument and the other Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding under or by reason of or under or in connection with this Note, the Loan Agreement, the Security Instrument or the other Loan Documents. The provisions of this Section shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents; (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under the Security Instrument; (iii) affect the validity or enforceability of or any guaranty made in connection with the Loan or any of the rights and remedies of Lender thereunder; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of any assignment of leases contained in the Security Instrument; or (vi) constitute a prohibition against Lender to seek a deficiency judgment against Borrower in order to fully realize the security granted by the Security Instrument or to commence any other appropriate action or proceeding in order for Lender to exercise its remedies against the Property.

(b) Nothing contained herein shall in any manner or way release, affect or impair the right of Lender to recover, and Borrower shall be fully and personally liable and subject to legal action, for any loss, cost, expense, damage, claim or other obligation (including reasonable attorneys’ fees and court costs) incurred or suffered by Lender arising out of or in connection with the following:

(i) fraud or willful misrepresentation by Borrower or any of its affiliates, any guarantor or any indemnitor or any agent, employee or other person with actual or apparent authority to make statements or representations on behalf of Borrower, any affiliate of Borrower, any guarantor or any indemnitor in connection with the Loan (“apparent authority” meaning such authority as the principal knowingly or negligently permits the agent to assume, or which he holds the agent out as possessing);

(ii) the gross negligence or willful misconduct of Borrower, any guarantor, any indemnitor, or any affiliate, agent, or employee of the foregoing;

(iii) material physical waste of the Property (or any portion thereof);

(iv) the removal or disposal of any portion of the Property in violation of the terms of the Loan Documents;

(v) the misapplication, misappropriation, or conversion by Borrower, any guarantor or any indemnitor of (A) any Insurance Proceeds (as defined in the Loan Agreement) paid by reason of any loss, damage or destruction to the Property (or any portion thereof), (B) any Awards (as defined in the Loan Agreement) received in connection with a Condemnation (as defined in the Loan Agreement) of all or a portion of the Property, (C) any Rents or other Property income or collateral proceeds, or (D) any Rents paid more than one month in advance (including, but not limited to, security deposits);

(vi) following the occurrence of an Event of Default, the failure to either apply rents or other Property income, whether collected before or after such Event of Default, to the ordinary, customary, and necessary expenses of operating the Property or, upon demand, to deliver such rents or other Property income to Lender;

(vii) failure to maintain insurance or to pay taxes and assessments, or to pay charges for labor or materials or other charges or judgments that can create Liens on any portion of the Property (unless Lender is escrowing funds therefor and fails to make such payments or has taken possession of the Property following an Event of Default, has received all Rents from the Property applicable to the period for which such insurance, taxes or other items are due, and thereafter fails to make such payments);

(viii) any security deposits, advance deposits or any other deposits collected with respect to the Property (or any portion thereof) which are not delivered to Lender upon a foreclosure of the Property (or any portion thereof) or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof;

(ix) [Intentionally Deleted]; or

(x) any failure by Borrower to comply with any of the representations, warranties, or covenants set forth in Sections 4.1.37 or 5.1.19 of the Loan Agreement.

(c) Notwithstanding anything to the contrary in this Note, the Loan Agreement or any of the other Loan Documents,

(i) Borrower and any general partner of Borrower shall be personally liable for the Debt if (A) Borrower fails to obtain Lender’s prior written consent to any Transfer (as defined in the Loan Agreement) as required by the Loan Agreement or the Security Instrument; (B) Borrower fails to obtain Lender’s prior written consent to any Indebtedness (as defined in the Loan Agreement) or voluntary Lien (as defined in the Loan Agreement) encumbering the Property (or any portion thereof); (C) Borrower shall at any time hereafter make an assignment for the benefit of its creditors; (D) Borrower fails to maintain its status as a Special Purpose Entity (as defined in the Loan Agreement) or comply with any representation, warranty or covenant set forth in Section 4.1.30 of the Loan Agreement or in any Recycled Entity Certificate (as defined in the Loan Agreement), each as required by, and in accordance with, the terms and provisions of the Loan Agreement or the Security Instrument; (E) Borrower admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due; (F) Borrower fails to make the first full monthly payment of interest on or before the first Payment Date; (G) Borrower files, consents to, or acquiesces in a petition for bankruptcy, insolvency, dissolution or liquidation under the Bankruptcy Code or any other Federal or State bankruptcy or insolvency law, or there is a filing of an involuntary petition against Borrower under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law in which Borrower or Guarantor colludes with, or otherwise assists any party in connection with such filing, or solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower from any party; or (H) the Property or any part thereof shall at any time hereafter become property of the estate or an asset in (1) a voluntary bankruptcy, insolvency, receivership, liquidation, winding up, or other similar type of proceeding, or (2) an involuntary bankruptcy or insolvency proceeding (other than one filed by Lender) that is not dismissed within sixty (60) days of filing.

(d) Nothing herein shall be deemed to constitute a waiver by Lender of any right Lender may have under Sections 506(a), 506(b), 1111(b) or any other provision of the Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt.

22. Miscellaneous. Neither this Note nor any of the terms hereof, including the provisions of this Section, may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought, and the parties hereby: (a) expressly agree that it shall not be reasonable for any of them to rely on any alleged, non-written amendment to this Note; (b) irrevocably waive any and all right to enforce any alleged, non-written amendment to this Note; and (c) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Note. This Note may be executed in several counterparts, each of which counterpart shall be deemed an original instrument and all of which together shall constitute a single Note. The failure of any party hereto to execute this Note, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder. If Borrower consists of more than one person or entity, then the obligations and liabilities of each person or entity shall be joint and several and in such case, the term “Borrower” shall mean individually and collectively, jointly and severally, each Borrower. As used in this Note, (i) the terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without being limited to,” (ii) any pronoun used herein shall be deemed to cover all genders, and words importing the singular number shall mean and include the plural number, and vice versa, (iii) all captions to the Sections hereof are used for convenience and reference only and in no way define, limit or describe the scope or intent of, or in any way affect, this Note, (iv) no inference in favor of, or against, Lender or Borrower shall be drawn from the fact that such party has drafted any portion hereof or any other Loan Document, (v) the words “Lender” and “Borrower” shall include their respective successors (including, in the case of Borrower, any subsequent owner or owners of the Property or any part thereof or any interest therein and Borrower in its capacity as debtor-in-possession after the commencement of any bankruptcy proceeding), assigns, heirs, personal representatives, executors and administrators, (vi) the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or,” (vii) the words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Note refer to this Note as a whole and not to any particular provision or section of this Note, (viii) an Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by Lender or cured, as determined by Lender in its reasonable discretion; and (ix) references to “the Property or any portion thereof” and words of similar import shall be deemed to refer, as applicable, to any portion of the Property taken as a whole (including any Individual Property) and any portion of any Individual Property. Wherever Lender’s judgment, consent, approval or discretion is required under this Note or Lender shall have an option, election, or right of determination or any other power to decide any other matter relating to the terms of this Note, including any right to determine that something is satisfactory or not (“Decision Power”), such Decision Power shall be exercised in the sole and absolute discretion of Lender except as may be otherwise expressly and specifically provided herein. Such Decision Power and each other power granted to Lender upon this Note or any other Loan Document may be exercised by Lender or by any authorized agent of Lender (including any servicer and/or attorney-in-fact), and Borrower hereby expressly agrees to recognize the exercise of such Decision Power by such authorized agent. In the event of a conflict between or among the terms, covenants, conditions or provisions of the Loan Documents, the term(s), covenant(s), condition(s) and/or provision(s) that Lender may elect to enforce from time to time so as to enlarge the interest of Lender in its security, afford Lender the maximum financial benefits or security for the Debt, and/or provide Lender the maximum assurance of payment of the Debt in full shall control. Capitalized terms used herein shall, unless otherwise defined herein, have the meanings set forth in the Loan Agreement. BORROWER ACKNOWLEDGES AND AGREES

THAT IT HAS BEEN PROVIDED WITH SUFFICIENT AND NECESSARY TIME AND OPPORTUNITY TO REVIEW THE TERMS OF THIS NOTE, THE SECURITY INSTRUMENT, AND EACH OF THE LOAN DOCUMENTS, WITH ANY AND ALL COUNSEL IT DEEMS APPROPRIATE, AND THAT NO INFERENCE IN FAVOR OF, OR AGAINST, LENDER OR BORROWER SHALL BE DRAWN FROM THE FACT THAT EITHER SUCH PARTY HAS DRAFTED ANY PORTION HEREOF, OR THE SECURITY INSTRUMENT, OR ANY OF THE LOAN DOCUMENTS.

23. Waiver of Counterclaim and Jury Trial. BORROWER HEREBY KNOWINGLY WAIVES THE RIGHT TO ASSERT ANY COUNTERCLAIM, OTHER THAN A COMPULSORY COUNTERCLAIM, IN ANY ACTION OR PROCEEDING BROUGHT AGAINST BORROWER BY LENDER OR ITS AGENTS. ADDITIONALLY, TO THE EXTENT NOW OR HEREAFTER PERMITTED BY APPLICABLE LAW, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE LOAN, THIS NOTE, THE SECURITY INSTRUMENT, OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN), OR ACTION OF BORROWER OR LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER’S MAKING OF THE LOAN.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Intending to be fully bound, Borrower has executed this Note effective as of the day and year first above written.

Borrower:	SSTI 281 RICHWOOD RD, LLC, a Delaware limited liability company

	By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

By:
Name: H. Michael Schwartz
Title: President

SSTI 2526 RITCHIE ST, LLC, a Delaware limited liability company

	By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

By:
Name: H. Michael Schwartz
Title: President

SSTI 5970 CENTENNIAL CIR, LLC, a Delaware limited liability company

	By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

By:
Name: H. Michael Schwartz
Title: President

Signature Page to Promissory Note

SSTI 815 LASALLE AVE, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

By:
Name: H. Michael Schwartz
Title: President

SSTI 8900 MURRAY AVE, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

By:
Name: H. Michael Schwartz
Title: President

SSTI 2025 N RANCHO DR, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

By:
Name: H. Michael Schwartz
Title: President

SSTI 3200 ROUTE 37 E, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

By:
Name: H. Michael Schwartz
Title: President

Signature Page to Promissory Note

SSTI 12714 S LA CIENEGA BLVD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

By:
Name: H. Michael Schwartz
Title: President

SSTI 3155 W ANN RD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

By:
Name: H. Michael Schwartz
Title: President

Signature Page to Promissory Note